UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2007

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey  08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

PHH Corporation (“PHH” or the “Company”) today announced that its stockholders have approved the acquisition of the Company by GE Capital Solutions, the business-to-business leasing, financing and asset management unit of General Electric Company (NYSE: GE) pursuant to the previously announced Agreement and Plan of Merger, dated as of March 15, 2007, by and among PHH, General Electric Capital Corporation and Jade Merger Sub, Inc. (the “Merger Agreement”).

Based on the preliminary tally of shares voted at the special meeting, approximately 86% of the total shares that voted on the approval of the Merger Agreement, voted FOR its approval.  This FOR vote represented approximately 75% of the total number of shares of PHH’s common stock outstanding and entitled to vote at the special meeting on August 16, 2007 (the record date for the special meeting).

The Company intends to continue to seek to satisfy its conditions to closing the merger; although there can be no assurances that all of the conditions to closing will be satisfied or that the merger will close by the end of the year, if at all.

A copy of the Company’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibit 99.1                                Press Release, dated September 26, 2007 issued by PHH Corporation.*

*  The information disclosed in Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except to the extent, if any, expressly set forth in such filing.

Forward-Looking Statements

This Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.

You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports under the Securities Exchange Act of 1934, as amended, in connection with any forward-looking statements that may be made by us and our businesses generally.  Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

By: /s/ Clair M. Raubenstine
	Name:	Clair M. Raubenstine
	Title:	Executive Vice President and Chief Financial Officer

Dated: September 26, 2007